EXHIBIT 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

 Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Hana Biosciences, Inc. do hereby certify that:

(a) the Transition Report on Form 10-QSB of Hana Biosciences, Inc. for the quarter ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Hana Biosciences, Inc.

Dated: October 22, 2004	/s/ Mark J. Ahn
Mark J. Ahn
President and Chief Executive Officer

Dated: October 22, 2004	/s/ John P. Iparraguirre
John P. Iparraguirre
Chief Financial Officer